UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 10, 2008

KONA GRILL, INC.
 (Exact name of registrant as specified in its charter)

Delaware	000-51491	20-0216690
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7150 E. Camelback Road, Suite 220 Scottsdale, Arizona	85251
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (480) 922-8100

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On January 10, 2008, Kona Grill, Inc. (the “Registrant”) issued a press release announcing its preliminary fourth quarter 2007 revenues and updating its fourth quarter 2007 earnings guidance.

The press release issued by the Registrant in connection with the announcement is attached to this report as Exhibit 99.1. The information in this Form 8-K and Exhibits attached hereto are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number

99.1	Press release dated January 10, 2008 entitled “Kona Grill Releases Preliminary Fourth Quarter 2007 Revenues & Updates Earnings Guidance”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kona Grill, Inc.

Date: January 10, 2008

By: Mark S. Robinow
       Mark S. Robinow
       Executive Vice President, Chief Financial Officer,
       and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated January 10, 2008 entitled “Kona Grill Releases Preliminary Fourth Quarter 2007 Revenues & Updates Earnings Guidance”